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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):           AUGUST 23, 2002 (AUGUST 21, 2002)
                                             -----------------------------------


                           COVER-ALL TECHNOLOGIES INC.
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             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                    0-13124                    13-2698053
          --------                    --------                   ----------
(STATE OR OTHER JURISDICTION         (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)


                18-01 POLLITT DRIVE, FAIR LAWN, NEW JERSEY 07410
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code             (201) 794-4800
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

      In a press release dated August 23, 2002, Cover-All Technologies Inc., a Delaware corporation (the "Company"), announced that it has raised $700,000 of additional permanent financing through the sale of its 8.00% convertible debentures pursuant to an amendment, on August 21, 2002, of that certain Convertible Loan Agreement, dated June 28, 2001, by and among the Company, and Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC, as lenders, and Renaissance Capital Group, Inc., as agent. The debentures mature in 2009 and are convertible into shares of common stock initially at $0.30 per share subject to adjustment according to the terms of debentures.

      The Company announced that it intends to use the proceeds for working capital purposes.

      A copy of the release is attached.

ITEM 7.  EXHIBITS.

         (c)         EXHIBITS.
                     --------

         10(o)(1) Second Amendment to the Convertible Loan Agreements and First Amendment to Intercreditor Agreement, dated as of August 21, 2002, by and among the Company, Renaissance US Growth & Income Trust PLC, a public limited company registered in England and Wales, BFSUS Special Opportunities Trust PLC, a public limited company registered in England and Wales, as lenders, and Renaissance Capital Group, Inc., a Texas corporation, as agent.

         10(o)(2) First Amendment to 8.00% Convertible Debentures, dated as of August 21, 2002, by and among the Company, Renaissance US Growth & Income Trust PLC, a public limited company registered in England and Wales, BFSUS Special Opportunities Trust PLC, a public limited company registered in England and Wales, as lenders, and Renaissance Capital Group, Inc., a Texas corporation, as agent, and John Roblin, Arnold Schumsky and Stuart Sternberg, as additional lenders, and Stuart Sternberg, as agent for the additional lenders.

         10(o)(3) Form of 8.00% Convertible Debentures, dated August 21, 2002, issued to Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC.

         10(o)(4) Acknowledgment, Agreement and Reaffirmation of Guarantors, dated as of August 21, 2002, by Cover-All Systems, Inc. in favor of Renaissance US Growth & Income Trust PLC and BFSUS Special Opportunities Trust PLC.

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         99.1        Press Release, dated August 23, 2002.























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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COVER-ALL TECHNOLOGIES INC.


Date:     AUGUST 23, 2002              By: /s/  John Roblin
      -------------------------            -------------------------------------
                                           John Roblin, President and Chief
                                               Executive Officer

















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